Exhibit 10.2

NOTE: Information in this document marked with an “[*]” has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NUMBER 1	AGREEMENT NO: PARA-SIA-120102

AMENDMENT NUMBER 1

to

MASTER SUPPLIER AGREEMENT

PARA-SIA-120102

This Amendment No. 1 to MASTER SUPPLIER AGREEMENT (MSA) PARA-SIA-120102 (the “Amendment”) effective as of March 12 ,2004 (“Effective Date”), is between Carrier Access Corporation, with its principal office at 5395 Pearl Parkway, Boulder, Colorado 80301 (hereinafter referred to as “Supplier”) and Cingular Wireless LLC on behalf of itself and its Affiliates having an office at Glenridge Connector Two, Suite 1520, 5565 Glenridge Connector, Atlanta, GA 30342 (hereinafter referred to as “Cingular”).

WHEREAS, Paragon Networks International (hereinafter referred to as “Paragon”) and Cingular previously entered into MSA PARA-SIA-120102 effective as of December 1, 2002, (the “Agreement”) providing for the sale and delivery to Cingular of certain of Paragon’s Materials.

WHEREAS, Supplier is successor in interest to Paragon pursuant to that certain Agreement and Plan of Merger entered into with Supplier whereby Paragon became a wholly-owned subsidiary of Supplier.

WHEREAS, the Parties wish to amend the Agreement such that Supplier now wishes to provide and Cingular wishes to procure from Supplier certain separate Materials and Services, pursuant to all of the terms and conditions contained in the Agreement.

NOW THEREFORE, for and in consideration of the mutual covenants made herein and other good and valuable consideration, the parties do hereby agree as follows:

1.	Appendix 1.2(2), SUPPLIER’s Applicable Price(s) and Description of Materials is deleted in its entirety and replaced with SUPPLIER’s Applicable Price(s) and Description of Materials attached hereto.

2.	SUPPLIER agrees to provide:

a.	[*]

b.	[*]

c.	[*]

3.	All prices in Appendix 1.2(2), SUPPLIER’s Applicable Price(s) and Description of Materials include but not limited to:

a.	[*] Warranty

i.	Subsequent to the initial [*], this may be purchased for [*]

b.	[*]

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NUMBER 1	AGREEMENT NO: PARA-SIA-120102

c.	[*]

4.	Effective upon the date of the last signature to this Amendment, any Cingular purchases in excess, [*] defined in SUPPLIER’s Applicable Price(s) and Description of Materials, [*]

5.	All terms used herein shall have the meaning given to them in the Agreement. All other terms and conditions of the Agreement remain unchanged.

6.	This Amendment together with the Agreement constitutes and embodies the entire agreement by and between the Parties hereto and supersedes all prior oral or written agreements or understandings, if any, between them with respect to the subject matter of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the date first above written.

Cingular Wireless LLC		Carrier Access Corporation

By:	/s/	By:	/s/

Name:		Name:

Title:		Title:

Date:		Date:

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1.2(2)

SUPPLIER’s Applicable Price(s) and Description of Materials

[*]

PRIVATE/PROPRIETARY/LOCK

Contains private and/or proprietary information. May not be used or disclosed outside CINGULAR or SUPPLIER except pursuant to a written Agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4